SCHEDULE 14A INFORMATION

       PROXY STATEMENT PURSUANT TO SECTION 14(a)
        OF THE SECURITIES EXCHANGE ACT OF 1934

                 (AMENDMENT NO. ____)


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.

[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2)).

[X]  Definitive Proxy Statement.

[ ]  Definitive Additional Materials.

[ ]  Soliciting Material Pursuant to 250.14a-12.

                     FRONTEGRA FUNDS, INC.
-----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)


-----------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which
          transaction applies: _________________________________________
     (2)  Aggregate number of securities to which
          transaction applies: _________________________________________
     (3)  Per unit price or other underlying value of
          transaction computed pursuant to Exchange Act Rule 0-11
          (Set forth the amount on which the filing fee is
          calculated and state how it was determined): ________________
          _____________________________________________________________

     (4)  Proposed maximum aggregate of transaction: __________________
     (5)  Total fee paid: _____________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:  ____________________________________
     (2)  Form, Schedule or Registration Statement No.: _______________
     (3)  Filing Party: _______________________________________________
     (4)  Date Filed: _________________________________________________

                 FRONTEGRA GROWTH FUND

                      A Series of
                 FRONTEGRA FUNDS, INC.


            400 Skokie Boulevard, Suite 500
              Northbrook, Illinois  60062



               PROXY STATEMENT MATERIALS


          IMPORTANT VOTING INFORMATION INSIDE





                   Table of Contents


Letter from the Co-Presidents                     Front Cover Page
Notice of Special Meeting of Shareholders                       2
Proxy Statement                                                 3
Proxy Card                                        Back Cover Page

                 FRONTEGRA GROWTH FUND

                      A Series of
                 FRONTEGRA FUNDS, INC.


            400 Skokie Boulevard, Suite 500
              Northbrook, Illinois  60062



November 10, 2000


Dear Shareholder:

     I am writing to inform you of the upcoming Special
Meeting  of  Shareholders of the Frontegra Growth  Fund
(the  "Fund")  to  be  held at  10:00  a.m.,  Thursday,
November 30, 2000, at 400 Skokie Boulevard, Suite  500,
Northbrook, Illinois 60062.  At this meeting,  you  are
being  asked to vote on an important proposal affecting
the  Fund:   to  approve  a new sub-advisory  agreement
between Frontegra Asset Management, Inc. ("Frontegra"),
the   adviser   to  the  Fund,  and  Northern   Capital
Management,  LLC ("Northern"), the sub-adviser  to  the
Fund. As discussed in more detail in the enclosed Proxy
Statement,    the   current   sub-advisory    agreement
terminated on September 25, 2000 due to the acquisition
of  United  Asset Management Corporation  ("UAM"),  the
parent  company  of Northern, by Old Mutual  plc  ("Old
Mutual").  To avoid disruption of the Fund's investment
management program, the Board of Directors of Frontegra
Funds,  Inc.  (the "Company") approved an interim  sub-
advisory agreement in accordance with Rule 15a-4  under
the  Investment  Company  Act  of  1940.   The  Interim
Agreement  has  a term of 150 days from  September  25,
2000.  Therefore, in order to ensure continuity and  to
avoid  disruption  of the Fund's investment  management
program,  the Board of Directors approved  a  new  sub-
advisory agreement and recommended that shareholders of
the  Fund be asked to approve this agreement.  The  new
sub-advisory   agreement   provides   that,   following
shareholder approval, Northern will continue to provide
investment advisory services on the same terms and with
the   same   compensation  structure  under  which   it
currently  operates.   The Board of  Directors  of  the
Company unanimously believes that this proposal is in the Fund's and your best interest.

     The   Board  of  Directors  of  the  Company   has
unanimously approved this proposal and recommends a vote "FOR" the proposal. If you have any questions regarding the issues to be voted on or need assistance in completing your proxy card, please contact us at 1-
888-825-2100.

     Thank you for investing in the Fund and for your continuing support.

                                Sincerely,



                                William D. Forsyth, III
                                Co-President of Frontegra Funds, Inc.




                                Thomas J. Holmberg, Jr.
                                Co-President of Frontegra Funds, Inc.
Enclosures

                 FRONTEGRA GROWTH FUND

                      A Series of
                 FRONTEGRA FUNDS, INC.


       NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


     NOTICE  IS HEREBY GIVEN that a Special Meeting  of
Shareholders of the Frontegra Growth Fund (the "Fund") will be held at 400 Skokie Boulevard, Suite 500,
Northbrook,  Illinois 60062 on Thursday,  November  30,
2000, at 10:00 a.m., local time, to consider and act upon the proposal noted below:

   1. To approve the new sub-advisory agreement between Frontegra Asset Management, Inc., the adviser to the Fund, and Northern Capital Management, LLC, the sub-adviser to the Fund; and

   2. To consider and act upon any other business which may properly come before the Meeting or any adjournments thereof.

     Only shareholders of record at the close of business on October 31, 2000, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

                YOUR VOTE IS IMPORTANT.
        PLEASE RETURN YOUR PROXY CARD PROMPTLY.

--------------------------------------------------------

     As a shareholder of the Frontegra Growth Fund, you
are asked to attend the Meeting either in person or  by
proxy.   If  you  are unable to attend the  Meeting  in
person, we urge you to complete, sign, date and  return
the enclosed proxy card in the enclosed postage prepaid
envelope.   Your prompt return of the proxy  card  will
help   assure  a  quorum  at  the  Meeting  and   avoid
additional expenses to the Fund associated with further
solicitation.   Sending in your  proxy  card  will  not
prevent  you from voting your shares in person  at  the
Meeting  and you may revoke your proxy by advising  the
Secretary  of  Frontegra Funds,  Inc.  in  writing  (by
subsequent  proxy or otherwise) of such  revocation  at
any time before it is voted.
---------------------------------------------------------


                                 By Order of the Board of Directors,



                                Thomas J. Holmberg, Jr.
                                Secretary

Northbrook, Illinois
November 10, 2000

                 FRONTEGRA GROWTH FUND

                      A Series of
                 FRONTEGRA FUNDS, INC.

            400 Skokie Boulevard, Suite 500
              Northbrook, Illinois 60062


                    PROXY STATEMENT

                SPECIAL MEETING OF SHAREHOLDERS
                To be held on November 30, 2000

      General.  This Proxy Statement is being furnished
in  connection with the solicitation of proxies by  the
Board  of  Directors (the "Board") of Frontegra  Funds,
Inc. (the "Company") for the Frontegra Growth Fund (the
"Fund").   The  proxy  will be  voted  at  the  Special
Meeting  (the "Meeting") of Shareholders to be held  at
400  Skokie Boulevard, Suite 500, Northbrook,  Illinois
60062  on November 30, 2000, at 10:00 a.m., local time,
and  any  adjournments thereof, for  the  purposes  set
forth  in  the  enclosed Notice of Special  Meeting  of
Shareholders.   The  Notice  of  Special   Meeting   of
Shareholders, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about November 10, 2000.

      Record  Date/Shareholders Entitled to Vote.   The
Fund is a separate investment portfolio, or series,  of
the  Company,  a  Maryland corporation  and  registered
investment company under the Investment Company Act  of
1940,  as amended (the "1940 Act").  The record holders
of  outstanding shares of the Fund are entitled to  one
vote  per  share (and a fractional vote per  fractional
share)  on all matters presented at the Meeting.   Only
shareholders of record as of the close of business on October 31, 2000 (the "Record Date"), will be entitled to notice of, and to vote at, the Meeting and any adjournments thereof. As of the Record Date, there were 1,227,414 issued and outstanding shares of the Fund.

     Share Ownership. The following table sets forth information regarding the beneficial ownership of the Fund's outstanding shares as of the Record Date by (i) the directors and executive officers of the Company,
(ii) the directors and executive officers of the Company as a group and (iii) persons who are known by the Fund to beneficially own more than 5% of the Fund's outstanding shares:

  Name and Address            Number of Shares        Percentage

William D. Forsyth(1)                 -                   *

Thomas J. Holmberg, Jr.(1)            -                   *

David L. Heald(2)                   410                   *

All directors and executive
officers as a group (3 persons)     410                   *

_______________
(1)    The address of Mr. Forsyth and Mr.
       Holmberg is Frontegra Asset Management, Inc.,
       400 Skokie Boulevard, Suite 500, Northbrook,
       Illinois 60062.
(2)    Mr. Heald's address is 400 Skokie
       Boulevard, Suite 260, Northbrook, Illinois
       60062.
* Less than 1%.

       Name and Address               Number of Shares     Percentage

Madison Psychiatric Association           262,815            21.4%
Unitized Plan
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

Citizens Bank                              225,571           18.4%
as Trustees FBO Richland
Medical Center
Profit Sharing Equity Option
101 N. Washington Avenue
Saginaw, MI 48607-1206

Mitra & Co                                 109,385            8.9%
1000 N. Water Street
Milwaukee, WI 53202-6648

Madison Psychiatric Association             79,371            6.5%
Profit Sharing Plan
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

Madison Orthodontics                        73,155            6.0%
Equity Option
5605 Odana Road
Madison, WI 53719-1207


     Voting  of  Proxies.  Whether  you  expect  to  be
personally present at the Meeting or not, please  mark,
sign,   date  and  return  the  enclosed  proxy   card.
Properly  executed  proxies  will  be  voted   as   you
instruct. If no choice is indicated, proxies will be voted "FOR" proposal 1 set forth in the Notice and in accordance with the best judgment of the persons named as proxies in the enclosed proxy card as to proposal 2.
Any shareholder giving a proxy has the power to revoke it at any time before the Meeting by advising the Secretary of the Company in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted, or by attending the Meeting and voting in person. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy. If not so revoked, the shares represented by the proxy will be voted at the Meeting, and any adjournments thereof, as instructed.

     Quorum  Required  to  Hold  Meeting.   Under   the
Company's By-Laws, a quorum is constituted by the presence in person or by proxy of one-third of the outstanding shares of all series entitled to vote at the Meeting. As noted above, the Fund is a separate
"series" of the Company. Accordingly, for purposes of the Meeting, a quorum will be constituted by the presence in person or by proxy of one-third of the outstanding shares of the Fund.

     Abstentions  and broker non-votes  (i.e.,  proxies
from brokers or nominees indicating that they have  not
received instructions from the beneficial owners on  an
item  for  which the brokers or nominees  do  not  have
discretionary power to vote) will be treated as present
for  determining  whether  a  quorum  is  present  with
respect to a particular matter.  Abstentions and broker
non-votes  will not, however, be counted as  voting  on
any matter at the Meeting, except that for any proposal
requiring   the   affirmative  vote   of   the   Fund's
outstanding shares for approval, a broker non-vote or abstention will have the effect of a vote against the proposal.

     In the event that a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the Secretary of the Company may adjourn the Meeting to permit further solicitation of proxies.

     Method  and  Cost of Proxy Solicitation.   Proxies
will  be  solicited by the Company primarily  by  mail.
The solicitation may also include telephone, facsimile,
telegraph or oral communications by certain officers or
employees of the Fund or the Fund's investment adviser,
Frontegra  Asset  Management, Inc.  ("Frontegra"),  who
will  not be paid for
these services.  The Fund's  sub-
adviser,  Northern Capital Management, LLC ("Northern")
will  pay  the  costs of the Meeting and  the  expenses
incurred   in  connection  with  the  solicitation   of
proxies,   including   those   expenses   incurred   by
Frontegra.   Northern will also reimburse  brokers  and
other   nominees  for  their  reasonable  expenses   in
communicating with persons for whom they hold shares of the Fund.

     The  Fund's  investment adviser is Frontegra,  400
Skokie   Boulevard,  Suite  500,  Northbrook,  Illinois
60062.  The Fund's administrator is Firstar Mutual Fund
Services,  LLC,  615  East Michigan Street,  Milwaukee,
Wisconsin  53202.  The Fund's sub-adviser is  Northern,
8018  Excelsior  Drive, Suite 300,  Madison,  Wisconsin
53717.

     COPIES OF THE FUND'S MOST RECENT ANNUAL AND  SEMI-
ANNUAL  REPORTS  ARE  AVAILABLE  WITHOUT  CHARGE   UPON
WRITING TO THE FUND AT 400 SKOKIE BOULEVARD, SUITE 500,
NORTHBROOK,  ILLINOIS 60062 OR BY  CALLING,  TOLL-FREE,
1-888-825-2100.

 PROPOSAL 1:  TO APPROVE A NEW SUB-ADVISORY AGREEMENT
 BETWEEN FRONTEGRA ASSET MANAGEMENT, INC. AND NORTHERN
                CAPITAL MANAGEMENT, LLC

     Pursuant  to  an  interim  sub-advisory  agreement
dated  September  25,  2000 (the "Interim  Sub-Advisory
Agreement"),  Northern currently provides  sub-advisory
services to the Fund and, subject to the supervision of
Frontegra,  the  adviser  to  the  Fund,  manages   the
portfolio assets of the Fund.  The Interim Sub-Advisory
Agreement was approved by the Board of Directors on August 15, 2000. The Interim Sub-Advisory Agreement became effective when Old Mutual plc ("Old Mutual") acquired United Asset Management Corporation ("UAM"), the parent company of Northern, pursuant to a tender offer for the outstanding shares of UAM. Old Mutual is a United Kingdom-based financial services group with a substantial life assurance business in South Africa and an integrated, international portfolio of activities in asset management, banking and general insurance. This transfer of ownership constituted a "change of control" of Northern within the meaning of Section 2(a)(4) of the 1940 Act.

     Section 15(a) of the 1940 Act prohibits any person
from  serving as an investment adviser to a  registered
investment  company  except  pursuant  to   a   written
contract  that  has been approved by the  shareholders.
Section  15(a)  also provides that  any  such  advisory
contract must terminate on its "assignment" and Section
2(a)(4)  provides  that  a change  of  control  of  the
investment    adviser   constitutes   an    assignment.
Consequently, the purchase of UAM by Old Mutual  caused
the  prior  sub-advisory  agreement  (the  "Prior  Sub-
Advisory  Agreement") to terminate.  Rule  15a-4  under
the 1940 Act permits a fund to be advised under a short-
term  contract  until shareholders can vote  on  a  new
contract.  In accordance with Rule 15a-4, the Board  of
Directors  approved the Interim Sub-Advisory  Agreement
which   allows  Northern  to  manage  the  Fund   under
substantially the same terms as the Prior  Sub-Advisory
Agreement  until  February  21,  2001.   In  order  for
Northern  to  continue to serve as sub-adviser  to  the
Fund, shareholders of the Fund must approve a new  sub-
advisory  agreement (the "New Sub-Advisory Agreement").
On  November  6, 2000 the Board approved the  New  Sub-
Advisory Agreement and recommended that it be submitted
to  Fund shareholders for approval.  If approved by the
shareholders   of   the  Fund,  the  New   Sub-Advisory
Agreement  will  be executed and become effective  upon
the   date   of  the  shareholder  meeting   (currently
scheduled for November 30, 2000).  The New Sub-Advisory
Agreement is substantially identical to the Prior  Sub-
Advisory Agreement except for the dates of execution, effectiveness and termination. The Prior Sub-Advisory
Agreement was approved by the initial shareholders of the Fund on March 17, 1998.

     Summary  of  the Prior Sub-Advisory Agreement  and
the New Sub-Advisory Agreement.  A copy of the New Sub-
Advisory  Agreement  marked  to  indicate  the  changes
between  the Prior Sub-Advisory Agreement and  the  New
Sub-Advisory  Agreement  is  attached  to  this   Proxy
Statement  as Exhibit A.  The following description  of
the Agreements is only a summary.  You should refer  to
Exhibit  A  for the complete Prior and New Sub-Advisory
Agreements.    Both  the  Prior  and  New  Sub-Advisory
Agreements  provide  that  Northern  provides   certain
investment  advisory  services to the  Fund,  including
investment  research  and management,  subject  to  the
supervision  of  the Board of Directors and  Frontegra.
Both  the Prior Sub-Advisory Agreement and the New Sub-
Advisory  Agreement  provide that  Frontegra  will  pay
Northern  a fee with respect to the Fund based  on  the
Fund's average daily net assets.  Under both the  Prior
and   New   Sub-Advisory   Agreements,   Northern    is
compensated by Frontegra for its investment advisory services at the annual rate of (i) 0.25% of the Fund's average daily net assets prior to the first date when the Fund's average daily net assets exceed $200 million and (ii) 0.30% of the Fund's average daily net assets on and after the first date when the Fund's average daily net assets exceed $200 million.

     The  Prior  and  New Sub-Advisory Agreements  also
authorize  Northern  to select the brokers  or  dealers
that will execute the purchases and sales of securities
of the Fund and direct Northern to use its best efforts
to  obtain  the best available price and most favorable
execution.   However,  Northern  may  pay  a  broker  a
commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of the research, software and subscriptions provided by the broker to Northern.

     During  the  fiscal  year  ended  June  30,  2000,
Northern  received  $3,260  from  Frontegra   for   its
investment advisory services to the Fund.

     Information  regarding  the  principal   executive
officers and directors of Northern is set forth below.

     Steven  Hawk  is  the  Chairman,  Chief  Executive
Officer,   a  director  and  a  portfolio  manager   of
Northern.   Daniel  T.  Murphy  is  the  President,   a
director  and  a  portfolio manager of Northern.   Joan
Worden  is  the Chief Compliance Officer  of  Northern.
Brian  Hellmer  is  a  Senior  Vice  President  and   a
portfolio manager of Northern.  Paul Perry is a  Senior
Vice  President  of Northern.  Kevin  O'Brien,  a  Vice
President  of  UAM,  is a director  of  Northern.   The
address  of  all of the above individuals,  except  Mr.
O'Brien,  is 8018 Excelsior Drive, Suite 300,  Madison,
WI   53717.   The  address  of  Mr.  O'Brien   is   One
International Place, Boston, MA 02110.

     Frontier   Partners,   Inc.,   an   affiliate   of
Frontegra, acts as a third party solicitor on behalf of Northern. A "third party solicitor" is defined in Rule
206(4)-3 under the Investment Advisers Act of 1940 as a solicitor who is not a partner, officer, director or employee or otherwise affiliated with the investment adviser.

     Required  Vote.  Approval of the New  Sub-Advisory
Agreement  requires the affirmative vote of a "majority
of  the  outstanding voting securities"  of  the  Fund.
Under  the  1940  Act, a "majority of  the  outstanding
voting  securities" means the affirmative vote  of  the
lesser  of  (a) 67% or more of the shares of  the  Fund
present at the Meeting or represented by proxy  if  the
holders of more than 50% of the outstanding shares  are
present at the Meeting or represented by proxy, or  (b)
more  than 50% of the outstanding shares.  If  the  New
Sub-Advisory  Agreement  is  approved  by  the   Fund's
shareholders, it will become effective on November  30,
2000.   If the shareholders of the Fund do not  approve
the   New  Sub-Advisory  Agreement,  the  Interim  Sub-
Advisory Agreement will terminate with respect  to  the
Fund  and  Northern  will cease to serve  as  the  sub-
adviser  of  the Fund.  Nonetheless, Northern  will  be
entitled to receive the lesser of the sub-advisory fees
held  in escrow since September 25, 2000 or the  amount
of   expenses  actually  incurred  by  Northern   while
performing  services  under  the  Interim  Sub-Advisory
Agreement.

     Recommendation  of  the Board of  Directors.   The
Board believes that the terms and conditions of the New
Sub-Advisory  Agreement are fair to, and  in  the  best
interests of, the Fund and its shareholders.  The Board
believes  that,  despite the purchase  of  UAM  by  Old
Mutual,  there  will  be  no  change  in  the  services
provided by Northern to the Fund and there will  be  no
change  in  the portfolio managers who will handle  the
day-to-day  management responsibilities for the  Fund's
portfolio.   The  Board believes that the  Fund  should
continue to use Northern as its subadviser due to the quality of services provided by Northern, including the Fund's performance. Accordingly, the Board recommends that the shareholders of the Fund vote to approve the New Sub-Advisory Agreement.

     Other Shareholder Information.  As a result of the
purchase  of UAM, Old Mutual acquired an 80%  ownership
interest    in   Northern.    Old   Mutual    corporate
headquarters  are  located  at  Lansdowne   House,   57
Berkeley  Square,  London, UK 508.   NorCap  Associates
LLC, an entity owned by Northern's senior management team, owns the remaining 20% of Northern. The address of NorCap Associates LLC is 8018 Excelsior Drive, Suite
300, Madison, WI 53717.

              PROPOSAL 2:  OTHER MATTERS

     The  Board knows of no other matters that may come
before the Meeting, other than proposal 1 as set  forth
above.   If any other matters properly come before  the
Meeting, it is the intention of the persons acting pursuant to the enclosed proxy card to vote the shares represented by such proxies in accordance with their best judgment with respect to such matters.

                 SHAREHOLDER PROPOSALS

     As a Maryland corporation, the Company, on behalf of the Fund, is not required to hold shareholder meetings on a regular basis. Accordingly, the Company does not intend to hold such meetings unless required to do so under the 1940 Act. Any shareholder who wishes to submit a proposal for consideration at the next meeting of shareholders, when and if such meeting is called, should submit such proposal to the Company within a reasonable time before solicitation of proxies for such meeting occurs. Shareholders should be aware, however, that unless certain federal rules are complied with, the mere submission of a proposal to the Company does not guarantee that it will be considered at the next meeting of shareholders.

                                 By  Order of the Board of Directors,



                                Thomas J. Holmberg, Jr.
                                Secretary

Northbrook, Illinois
November 10, 2000

                                              EXHIBIT A

                 SUBADVISORY AGREEMENT


     THIS SUBADVISORY AGREEMENT is entered into as of the 30th day of November, 2000 between Frontegra Asset
Management, Inc. ("Adviser") and Northern Capital
Management, LLC ("Subadviser").


                      W I T N E S S E T H

     WHEREAS, Frontegra Funds, Inc., a Maryland corporation (the "Corporation"), is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940
Act");

     WHEREAS, pursuant to an Investment Advisory
Agreement with Adviser (the "Advisory Agreement"), the
Corporation has retained Adviser to act as its investment adviser;


     WHEREAS, the Corporation is currently comprised of four series: the Frontegra Total Return Bond Fund, the
Frontegra Opportunity Fund, the Frontegra Growth Fund and the Frontegra Emerging Growth Fund;


     WHEREAS, the Advisory Agreement permits Adviser to delegate certain of its duties to a subadviser, subject to the requirements of the 1940 Act; and

     WHEREAS, Adviser desires to retain Subadviser as subadviser for the Frontegra Growth Fund (the "Fund").

     NOW, THEREFORE, Adviser and Subadviser mutually agree as follows:

     1. Appointment as Subadviser. Adviser hereby retains Subadviser to act as subadviser for the Fund, subject to the supervision of Adviser and the Board of Directors of the Corporation and subject to the terms of this Agreement, and Subadviser agrees to accept such employment.

          2.   Duties of Subadviser.

          (a)  Investments.  Subject to the 1940 Act,
the direction of Adviser, the Board of Directors of the Corporation and the investment policies and restrictions of the Fund as set forth in the Corporation's current registration statement on Form N-
1A, Subadviser is authorized and directed to purchase, hold, sell and monitor on a continuous basis investments for the account of the Fund (the
"Investments").  In providing these services,
Subadviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. Adviser will provide Subadviser with reasonable assistance in connection with Subadviser's activities under this Agreement, including without limitation, information concerning the Fund, its funds available for investment and general affairs of the Corporation.

          (b) Allocation of Brokerage. Subject to the supervision of Adviser and the Board of Directors of the Corporation, Subadviser is authorized and directed to establish and maintain accounts on behalf of the Fund, place orders for the purchase and sale of Investments with or through, such persons, brokers or dealers as Subadviser may elect, and negotiate commissions to be paid on such transactions. In selecting brokers or dealers and placing orders, Subadviser will seek to obtain the most favorable combination of price and execution available
(considering all factors it deems relevant, including price, size of transaction, nature of the market for the security, amount of commission, if any, timing, reputation of broker or dealer and other factors), except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as provided below.

               The Subadviser may cause the Fund to pay a broker that provides brokerage and research services to the Subadviser a commission in excess of the commission that another broker would have charged for effecting that transaction provided (i) the Subadviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker in the terms of the particular transaction or in terms of the Subadviser's overall responsibilities with respect to the Fund and the other accounts as to which the Subadviser exercises investment discretion, (ii) such commission is paid in compliance with all applicable state and federal laws, including Section
28(e) of the Securities Exchange Act of 1934, as amended, and in accordance with this Agreement, and
(iii) in the opinion of the Subadviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

               To the extent not prohibited by
applicable law, if Subadviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of Subadviser, it may aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of these securities and the expenses incurred in the transaction will be made by Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and its other clients.

          (c) Securities Transactions. Subadviser and any of its affiliated persons will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable law or any exemptive regulatory order.
Subadviser will observe and comply with Rule 17j-l under the 1940 Act. Upon request during any business day, Subadviser immediately will make available to Adviser or the Fund any reports concerning the Fund required to be made by Subadviser pursuant to Rule 17j-
1 under the 1940 Act.

          (d)  Books and Records.  Subadviser will
maintain all books and records required to be maintained pursuant to the 1940 Act, including without limitation, a daily ledger of such assets and liabilities relating thereto and brokerage and other records of all securities transactions, and will furnish to Adviser in a timely manner all information relating to Subadviser's services under this Agreement.
The Subadviser will also preserve such books and records for the periods prescribed in Rule 31a-2 under the 1940 Act. All books and records remain the sole property of the Corporation and shall be immediately surrendered to the Corporation upon request, provided that Subadviser may retain a copy of the books and records. Upon request during any business day, all books and records maintained under this Agreement immediately will be made available to the Corporation or Adviser.

          (e)  Information Concerning Investments.  As
Adviser or the Board of Directors of the Corporation may reasonably request, Subadviser will furnish reports on portfolio transactions and reports on Investments held in the portfolio in such detail as the requesting party may request. As mutually agreed upon, Subadviser also will provide the Fund and Adviser periodic economic and investment analyses and reports or other investment services normally available to Subadviser's other clients. Upon reasonable advance notice, Subadviser will make its officers and employees available to meet with Adviser and the Corporation's
Board of Directors at the Corporation's principal place of business or another mutually agreed location to review the Investments of the Fund. Subadviser will inform the Corporation and Adviser of changes in investment strategy, tactics or key personnel.
Subadviser also will provide information or perform additional acts as are customarily performed by a subadviser or which are required for the Fund or Adviser to comply with their respective obligations under applicable law, including without limitation the Internal Revenue Code of 1986, the 1940 Act, the
Investment Advisers Act of 1940, as amended (the
"Advisers Act"), the Securities Act of 1933, as amended
(the "1933 Act"), and any state securities law, rule or regulation.

          (f)  Custody Arrangements.  Subadviser
acknowledges receipt of a Custody Agreement for the Fund and, to the extent within its control, will comply with the requirements of the Custody Agreement. On each business day, Subadviser will provide the Fund's custodian with information relating to all transactions concerning the Fund's assets as Adviser or the custodian requests.

          (g) Voting of Proxies. Subadviser will have the power to vote all securities in which it invests
Fund assets and shall not be required to seek or take instruction from Adviser or the Fund with respect to any such vote.

          (h)  Agent.  Subject to any other written
instructions of Adviser, the Corporation or the Fund, Subadviser is hereby appointed as Adviser's, the Corporation's and the Fund's agent and attorney-in-fact for the limited purpose of executing account documentation, agreements, contracts and other documents as Subadviser is requested by brokers, dealers, counterparties and other persons in connection with its management of the Investments; provided, however, that any such documentation that the Subadviser shall execute shall comply with all laws, rules and regulations applicable to the business of the Adviser and the Corporation, including but not limited to the Advisers Act, the 1940 Act and the rules and regulations thereunder. The Subadviser shall provide the Adviser and the Corporation with copies of any documents executed on behalf of the Adviser or the Corporation hereunder as soon as possible after the execution of any such documents.

          (i)  Compliance with Applicable Law and
Governing Documents. With respect to all matters relating to its performance under this Agreement, Subadviser and its directors, officers, partners, employees and interested persons will act in accordance with all applicable law. Subadviser will act in accordance with the Corporation's governing instruments and regulatory filings, including the Corporation's
Articles of Incorporation, By-Laws, currently effective
Registration Statement under the 1940 Act and the 1933
Act and Notice of Eligibility under Rule 4.5 of the Commodity Exchange Act (the "CEA") (collectively,
"Governing Instruments and Regulatory Filings") and any instructions or directions of the Corporation, its Board of Directors or Adviser which whenever practicable the Adviser or the Corporation shall provide in writing. Adviser will provide Subadviser with any amendments, supplements or other changes to the Governing Instruments and Regulatory Filings as soon as practicable after such materials become available, and upon receipt Subadviser will act in accordance with such amendments, supplements or other changes.

          (j)  Corporation's Name; Adviser's Name.
Subadviser will have no rights relating to the Corporation's name, the Fund's name or in the name
"Frontegra" as it is used in connection with investment products, services or otherwise, and Subadviser will make no use of such names without the express written consent of the Corporation, the Fund or Adviser, as the case may be; provided that notwithstanding anything in this Agreement, Subadviser shall be entitled to use the Fund's name and the name "Frontegra" in connection with compiling and advertising its performance record and in Form ADV or any other document required to be filed with any governmental agency or self-regulatory organization.

     3. Services Exclusive. Except as consented to by the Adviser in writing (which consent shall not be unreasonably withheld), during the term of this Agreement and for a period of one year thereafter, Subadviser (and its successors) and any person or entity controlled by Subadviser other than individual employees, will not act as investment adviser or subadviser or render investment advice to or sponsor, promote or distribute any investment company or comparable entity registered under the 1940 Act that is in the same Lipper category as the Fund.

     4. Duties of Adviser. Adviser will continue to be responsible for all services to be provided to the Fund pursuant to the Advisory Agreement, and shall oversee and review Subadviser's performance under this Agreement.

     5. Independent Contractor. Subadviser will be an independent contractor in performing its duties under this Agreement and unless otherwise expressly provided herein or otherwise authorized in writing, will have no authority to act for or represent the Corporation, the Fund or Adviser in any way or otherwise be deemed an agent of the Corporation, the Fund or Adviser.

     6. Compensation. Adviser will pay Subadviser a fee for its services (the "Subadvisory Fee") at the annual rate of (i) 0.25 of 1% of the Fund's average daily net assets prior to the first date when the Fund's average daily net assets exceed $200 million and
(ii) 0.30 of 1% of the Fund's average daily net assets on and after the first date when the Fund's average net assets exceed $200 million. The Subadvisory Fee shall be accrued each calendar day during the term of this Agreement and the sum of the daily fee accruals shall be paid monthly as soon as practicable following the last day of each month. The daily fee accruals will be computed by multiplying the fraction of 1/365 by the annual rate and multiplying the product by the net asset value of the Fund as determined in accordance with the Corporation's registration statement as of the close of business on the previous business day on which the Fund was open for business, or in such other manner as the parties agree. The Subadvisory Fee payable pursuant to this Section

6 shall not be reduced or affected in any way by any advisory fee reduction or waiver agreement, or any expense limitation undertaking, entered into between Fund and Adviser.


     7. Expenses. The Subadviser shall bear all expenses incurred by it in connection with its services under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased by the Fund. In addition, the Subadviser will, from time to time at its sole expense, employ such persons as it believes to be particularly fitted to assist it in the execution of its duties hereunder.
The Subadviser shall not be responsible for the Fund's or the Adviser's expenses. Specifically, Subadviser will not be responsible for expenses of the Fund or the Adviser, including, but not limited to, the following:
(a) charges and expenses for determining the Fund's net asset value and the maintenance of the Fund's books and records and related overhead; (b) the charges and expenses of the Fund's lawyers and auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and/or administrator appointed by the Fund; (d) brokers' commissions, and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other government agencies; (f) fees and expenses required to be paid for registration with the SEC, or any fees and expenses required to be paid for the sale of Fund shares in any state; (g) expenses related to shareholders' and directors' meetings, and the preparation, printing and distribution of prospectuses, proxy statements, reports to shareholders and other Fund sales literature (other than those necessitated by events occurring at or caused by the Subadviser); (h) distribution fees payable pursuant to rule 12b-1 under the 1940 Act, if any; and (i) compensation payable to the Fund's directors. The Fund or the Adviser shall reimburse
Subadviser for any such expenses or other expenses of the Fund or the Adviser as may be reasonably incurred by Subadviser on behalf of the Fund or the Adviser.
The Subadviser shall maintain and provide to the Fund or the Adviser adequate records of all such expenses.


     8.   Representations and Warranties of Subadviser.
Subadviser represents and warrants to Adviser, the Corporation, and the Fund as follows:

          (a)  Subadviser is registered as an
investment adviser under the Advisers Act;

          (b)  Subadviser will not engage in any
futures transactions or options thereon on behalf of the Fund prior to Subadviser filing a notice of exemption pursuant to Rule 4.14 under the CEA with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association or becoming otherwise qualified to act as a commodity trading advisor under the CEA;

          (c)  Subadviser is a corporation duly
organized and validly existing under the laws of Wisconsin with the power to carry on its business as it is now being conducted;

          (d)  The execution, delivery and performance
by Subadviser of this Agreement are within its powers and have been duly authorized by all necessary action on the part of its members, and no action or filing with any governmental body, agency or official is required for the execution, delivery and performance of this Agreement, and the execution, delivery and performance by Subadviser of this Agreement do not contravene or constitute a default under any provision of applicable law, rule or regulation, Subadviser governing instruments or any agreement, judgment, injunction, order, decree or other instrument binding upon Subadviser;

          (e)  This Agreement is a valid and binding
agreement of Subadviser;

          (f) Subadviser has provided its current (and will provide all amendments thereto) Form ADV to Adviser, and each Form ADV provided to Adviser is and will be a true and complete copy of the form filed with the SEC and, to the best of Subadviser's knowledge and belief, after consultation with counsel, the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and


          (g)  Subadviser has provided its Code of
Ethics to Adviser along with the certification required by Rule 17j-1(c)(ii) under the 1940 Act. In accordance with Rule 17j-1, the Subadviser will submit any material changes to such Code of Ethics to the Corporation's Board of Directors for approval no later than six months after adoption of the material changes.
During the term of this Agreement, Subadviser will annually certify to the Corporation's Board of Directors that it has adopted procedures reasonably necessary to prevent access persons from violating the Code of Ethics, and will describe in a written report any issues arising under the Code regarding material violations of the Code and sanctions imposed in response thereto.


     9.   Representations and Warranties of Adviser.
Adviser represents and warrants to Subadviser, as follows:

          (a)  Adviser is registered as an investment
adviser under the Advisers Act;

          (b)  Adviser is a corporation duly organized
and validly existing under the laws of Illinois with the power to carry on its business as it is now being conducted;

          (c)  The execution, delivery and performance
by Adviser of this Agreement are within its powers and have been duly authorized by all necessary action, and Adviser has caused to be taken all necessary action under the Advisory Agreement and the 1940 Act to authorize the retention of Subadviser under this Agreement, and no action or filing with any governmental body, agency or official is required for the execution, delivery and performance of this Agreement;

          (d)  This Agreement is a valid and binding
agreement of Adviser and the Corporation on behalf of the Fund; and

          (e)  Adviser has provided to Subadviser the
Corporation's current Registration Statement on Form N-
1A, and agrees to provide Subadviser with all supplements or amendments thereto and to advise
Subadviser promptly in writing of any changes in the Fund's investment policies or restrictions.

     10.  Survival of Representations and Warranties.
All representations and warranties made by Subadviser pursuant to Section 8 will survive for the duration of this

Agreement, and Subadviser will immediately notify
Adviser and the Corporation in writing upon becoming aware that any of the foregoing representations and warranties are no longer true. In addition, Subadviser will deliver to Adviser and the Fund copies of any material amendments, supplements or updates to any of the information provided to Adviser within 15 days after becoming available.

     11.  Liability and Indemnification.

          (a)  Liability.  In the absence of willful
misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Subadviser of its duties or obligations under this Agreement, the Subadviser shall not be subject to any liability for errors of judgment, mistake of law or for any loss suffered by the Adviser, the Corporation, the Fund, or its shareholders in connection with matters to which this Agreement relates. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Adviser of its duties or obligations under this Agreement, the Adviser shall not be subject to any liability to the Subadviser, for any act or omission in the course of, or in connection with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Investments; provided, however, that nothing herein shall relieve the Adviser or the Subadviser from any of their respective obligations under applicable law, including without limitation, federal and state securities laws and the CEA.

          (b)  Indemnification.  The Subadviser shall
indemnify the Adviser and the Corporation, and their respective officers, directors and "controlling persons" (within the meaning of Section 2(a)(9) of the 1940 Act), for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties or obligations hereunder or any violations of applicable law, including, without limitation, federal and state securities laws and the CEA. The Adviser shall indemnify the Subadviser and its officers, directors, and "controlling persons" (within the meaning of Section 2(a)(9) of the 1940 Act) for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties and obligations hereunder or any violations of applicable law, including, without limitation, federal and state securities laws and the CEA.

     12.  Duration and Termination.

          (a)  Duration.  This Agreement shall begin
for the Fund as of the date first written above and shall continue in effect for two years from the date of this Agreement and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if such continuation shall be specifically approved at least annually (i) by the vote of a majority of the Board of Directors of the Corporation, including a majority of the directors who are not parties to this Agreement or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for that purpose or (ii) by the vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of the Fund.

          (b)  Termination.  Notwithstanding anything
to the contrary provided herein, this Agreement may be terminated at any time, without payment of any penalty:
(i) by the vote of a majority of the Board of Directors of the Corporation, by the vote of a majority of the outstanding voting securities of the Fund or by Adviser, in each case upon 60 days' written notice; or
(ii) by Subadviser upon 120 days written notice to Adviser, the Corporation, and the Fund. This Agreement shall also terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the 1940
Act) or upon the termination of the Advisory Agreement.

     13. Amendment. This Agreement may be amended by the mutual consent of the parties, provided that the terms of each such amendment shall be approved by (i) the affirmative vote of a majority of the Board of Directors of the Corporation cast in person at a meeting called for that purpose, including a majority of directors who are not "interested persons" of the Fund or the Adviser, and (ii) if necessary, by a vote of a majority of the outstanding voting securities of the Fund. If such amendment is proposed in order to comply with the requirements of the SEC, state regulatory bodies or other governmental authorities, or to expressly obtain any advantage for Adviser and Subadviser under federal or state laws, Adviser will notify Subadviser of the form of amendment which it deems necessary or advisable and the reasons therefor, and if Subadviser declines to assent to such amendment, the Adviser may terminate this Agreement forthwith.

     14. Confidentiality. Subject to the duties of the Subadviser to comply with applicable laws, including any demand of any regulatory or taxing authority having jurisdiction or under compulsory process of law, the Subadviser shall, during the term of this Agreement and for a period of 5 years thereafter, treat as confidential all non-public information pertaining to the Fund and the actions of the Subadviser, the Adviser and the Corporation in respect thereof. Information disclosed in voluntary and required reports to shareholders of the Corporation and to regulatory authorities is deemed to be public information.

     15. Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt, to the parties at their principal places of business, which may from time to time be changed by the parties by notice to the other party.

     16. Governing Law. This Agreement is governed by and construed in accordance with the laws of the United
States and the internal laws of the State of Illinois;
provided, however, that nothing herein shall be construed in a manner that is inconsistent with the 1940 Act, the Advisers Act or the rules and regulations promulgated with respect to such respective Acts.

     17. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall together constitute one and the same instrument.

     18.  Third Party Rights.  In addition to the
parties hereto, this Agreement is intended to be for the benefit of the Corporation, which is intended to be a third-party beneficiary hereunder and may, as such, exercise such rights as if it were the Adviser. With the exception of such parties, no other party shall have any rights hereunder.

     19.  Severability.  If any provision of this
Agreement is held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

     20.  Miscellaneous.  Any question of
interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof. Specifically, as used in this Agreement, "investment company,"
"affiliated person," "interested person," "assignment,"
"broker," "dealer" and affirmative "vote of the majority of the Fund's outstanding voting securities" shall all have such meaning as such terms have in the 1940 Act. The term "investment adviser" shall have such meaning as such term has in the Advisers Act or the 1940 Act, as the case may be. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.



                              FRONTEGRA ASSET MANAGEMENT, INC.
                              on behalf of Frontegra Growth Fund


                              By:  ________________________________
                              Its: ________________________________


                              Attest:  ____________________________



                              NORTHERN CAPITAL MANAGEMENT, LLC


                              By:  ________________________________
                              Its: ________________________________


                              Attest:  ____________________________

                 FRONTEGRA GROWTH FUND

                      A Series of
                 FRONTEGRA FUNDS, INC.

       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS


     The   undersigned  hereby  revokes  all   previous
proxies   and  constitutes  and  appoints  William   D.
Forsyth, III and Thomas J. Holmberg, Jr. as proxies, each with power to appoint his substitute, and hereby authorizes them to represent and to vote by majority, as designated below, all shares of stock of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Frontegra Growth
Fund  to  be  held at 400 Skokie Boulevard, Suite  500,
Northbrook,  Illinois 60062 on November  30,  2000,  at
10:00 a.m., local time, and any adjournments thereof, with respect to the matters set forth below and described in the Notice of Special Meeting and Proxy
Statement dated November 10, 2000, receipt of which is hereby acknowledged.


                                DATE:  ____________________

                                NOTE:    Please    sign exactly as your name
                                appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


                                _________________________________________
                                Signature(s)   (Title(s), if applicable)


------------------------------------------------------------------------------
     This  proxy  will  be voted as specified.   IF  NO
SPECIFICATION  IS  MADE, THIS PROXY WILL  BE  VOTED  IN
FAVOR  OF  PROPOSAL  1  AND IN THE  DISCRETION  OF  THE
PROXIES AS TO PROPOSAL 2. Please indicate by filling in the appropriate box below.

     1. To approve the new sub-advisory agreement      FOR   AGAINST  ABSTAIN
        between Frontegra Asset Management, Inc. and   [ ]     [ ]      [ ]
        Northern Capital Management, LLC.

     2. To vote  upon any other matters which may      FOR   AGAINST  ABSTAIN
        legally come before the meeting.               [ ]     [ ]      [ ]

      WE NEED YOUR VOTE BEFORE NOVEMBER 30, 2000
------------------------------------------------------------------------------

     Your  vote  is  important.  If you are  unable  to
attend  the Meeting in person, we urge you to complete,
sign,  date  and  return  this  proxy  card  using  the
enclosed postage prepaid envelope.  Your prompt  return
of  the  proxy will help assure a quorum at the Meeting
and  avoid additional expenses associated with  further
solicitation.  Sending in your proxy will  not  prevent
you  from personally voting your shares at the  Meeting
and you may revoke your proxy by advising the Secretary
of  the  Company  in  writing (by subsequent  proxy  or
otherwise) of such revocation at any time before it  is
voted.
------------------------------------------------------------------------------


                THANK YOU FOR YOUR TIME